STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - Southern Bank 401(k) Retirement Plan (the Plan) - USD ($)	Jun. 30, 2025	Jun. 30, 2024
EBP, Statement of Net Asset Available for Benefit [Line Items]
Investments, At Fair Value	$ 69,533,358	$ 56,940,813
Receivables
Notes receivable from participants	876,590	637,773
Employer's contributions	1,748,566	1,269,919
Total Receivables	2,625,156	1,907,692
Net Assets Available for Benefits	$ 72,158,514	$ 58,848,505